Exhibit 99.2

Equitrans Midstream Announces Private Offering of Senior Notes

CANONSBURG, PA (May 31, 2022) — Equitrans Midstream Corporation (NYSE: ETRN) today announced that its wholly owned subsidiary, EQM Midstream Partners, LP (EQM), intends to offer, subject to market conditions, $800 million in aggregate principal amount of senior notes due 2027 and 2030 (collectively, the Notes) in a private offering. EQM intends to use the net proceeds from the offering of the Notes along with cash on hand and/or borrowings under EQM’s Third Amended and Restated Credit Agreement, dated as of October 31, 2018 (as amended, the EQM Credit Facility), to purchase a portion of its outstanding indebtedness in tender offers with respect to (i) any and all of its outstanding 4.750% senior notes due 2023, and (ii) its outstanding 6.000% senior notes due 2025 and 4.000% senior notes due 2024 up to an aggregate principal amount of $200 million, which commenced on May 31, 2022 (the Tender Offers, and such notes, the Target Notes). In the event the Tender Offers are not consummated, are terminated or the net proceeds from the offering are otherwise in excess of the amount needed to fund the Tender Offers, EQM intends to use any remaining proceeds for general partnership purposes, including to repay certain outstanding indebtedness, including borrowings under the EQM Credit Facility or any existing notes not purchased in the Tender Offers, or to prefund capital expenditures and/or capital contributions to Mountain Valley Pipeline, LLC.

The offering of the Notes has not been registered under the Securities Act of 1933, as amended (Securities Act), or any state securities laws and, unless so registered, the Notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Notes are being offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons in transactions outside the United States pursuant to Regulation S under the Securities Act.

This news release is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale of, the Notes or any other securities in any jurisdiction in which such offer, solicitation or sale is unlawful. This news release is not an offer to purchase or a solicitation of an offer to sell the Target Notes. The Tender Offers are being made solely pursuant to EQM’s Offer to Purchase, dated May 31, 2022. This news release is not a notice of redemption for any of the existing notes.

Cautionary Statement Regarding Forward-Looking Information

Disclosures in this news release contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act. Statements that do not relate strictly to historical or current facts are forward-looking. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of ETRN, as well as assumptions made by, and information currently available to, such management. Words such as “could,” “will,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “target,” “outlook,” or “continue,” and similar expressions are used to identify forward-looking statements. These statements are subject to various risks and uncertainties, many of which are outside of ETRN’s control. Without limiting the generality of the foregoing, forward-looking statements contained in this news release specifically include statements relating to the offering and the Tender Offers, including the expected timing thereof and the anticipated source and use of proceeds therefrom, as applicable. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results.

Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. ETRN and EQM have based these forward-looking statements on current expectations and assumptions about future events. While ETRN and EQM consider these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, judicial and other risks and uncertainties, many of which are difficult to predict and are beyond ETRN’s and EQM’s control. The risks and uncertainties that may affect the operations, performance and results of ETRN’s and EQM’s business and forward-looking statements include, but are not limited to, those set forth in ETRN’s publicly filed reports with the Securities and Exchange Commission (the SEC), including those set forth under Item 1A, “Risk Factors” of ETRN’s Annual Report on Form 10-K for the year ended December 31, 2021 and ETRN’s subsequent filings.

Any forward-looking statement speaks only as of the date on which such statement is made, and ETRN does not intend to correct or update any forward-looking statement, unless required by securities laws, whether as a result of new information, future events or otherwise. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Analyst/Investor inquiries:

Nate Tetlow — Vice President, Corporate Development and Investor Relations

ntetlow@equitransmidstream.com

Media inquiries:

Natalie A. Cox — Communications and Corporate Affairs

ncox@equitransmidstream.com

Source: Equitrans Midstream Corporation

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